EXHIBIT 24

                        POWER OF ATTORNEY


     The undersigned hereby appoints Michael E. Bukaty and David G. Carr, and each of them, with full power of substitution, as his attorney-in-fact, to execute in the name and on behalf of the undersigned the Form 10-K Annual Report of Latshaw Enterprises, Inc., and any amendments thereto, to be filed with the Securities and Exchange Commission for its fiscal year ended November 2, 1996.

Dated:  January 17, 1997


                            By:/s/L. Chandler Smith
                               L. Chandler Smith, Director

                        POWER OF ATTORNEY


     The undersigned hereby appoints Michael E. Bukaty and David G. Carr, and each of them, with full power of substitution, as his attorney-in-fact, to execute in the name and on behalf of the undersigned the Form 10-K Annual Report of Latshaw Enterprises, Inc., and any amendments thereto, to be filed with the Securities and Exchange Commission for its fiscal year ended November 2, 1996.

Dated:  January 17, 1997


                            By:/s/David G. Carr
                               David G. Carr,
                               Senior Vice President, Chief
                               Financial and Accounting
                               Officer, and Secretary

                        POWER OF ATTORNEY


     The undersigned hereby appoints Michael E. Bukaty and David G. Carr, and each of them, with full power of substitution, as his attorney-in-fact, to execute in the name and on behalf of the undersigned the Form 10-K Annual Report of Latshaw Enterprises, Inc., and any amendments thereto, to be filed with the Securities and Exchange Commission for its fiscal year ended November 2, 1996.

Dated:  January 17, 1997



                            By:/s/Michael E. Bukaty
                               Michael E. Bukaty
                               President, Chief Operating
                               Officer and a Director

                        POWER OF ATTORNEY


     The undersigned hereby appoints Michael E. Bukaty and David G. Carr, and each of them, with full power of substitution, as his attorney-in-fact, to execute in the name and on behalf of the undersigned the Form 10-K Annual Report of Latshaw Enterprises, Inc., and any amendments thereto, to be filed with the Securities and Exchange Commission for its fiscal year ended November 2, 1996.

Dated:  January 17, 1997


                            By:/s/John Latshaw
                               John Latshaw
                               Chairman of the Board of
                               Directors, Managing Director,
                               Chief Executive Officer
                               and a Director

                        POWER OF ATTORNEY


     The undersigned hereby appoints Michael E. Bukaty and David G. Carr, and each of them, with full power of substitution, as her attorney-in-fact, to execute in the name and on behalf of the undersigned the Form 10-K Annual Report of Latshaw Enterprises, Inc., and any amendments thereto, to be filed with the Securities and Exchange Commission for its fiscal year ended November 2, 1996.

Dated:  January 17, 1997


                             By:/s/Elizabeth A. Reid-Scott
                                Elizabeth A. Reid-Scott, Director